                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.    )

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                               FIXED INCOME SHARES
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 26, 2005

c/o PA Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

To the Shareholders of Fixed Income SHares (the "Trust"):

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Trust will be held at the offices of PA Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Wednesday, January 26, 2005 at 9:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 27, 2004:

1.	To elect four Trustees of the Trust, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust has fixed the close of business on November 30, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Board of Trustees of the Trust
Thomas J. Fuccillo, Secretary

New York, New York
December 27, 2004

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Trust any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

FIXED INCOME SHARES

c/o PA Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 26, 2005

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Fixed Income SHares (the "Trust") to be voted at the Special Meeting of Shareholders and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PA Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Wednesday, January 26, 2005 at 9:00 a.m., Eastern Time.

The Notice of Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to shareholders on or about December 27, 2004.

The Trust consists of the following series: FISH: Series C ("FISH: Series C"), FISH: Series M ("FISH: Series M"), FISH: Series R ("FISH: Series R") and the Allianz Dresdner Daily Asset Fund (collectively, the "Portfolios"). Shareholders of each Portfolio will vote together on the Proposal set forth herein and on any other matters that may arise.

The Board has fixed the close of business on November 30, 2004 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Portfolio on the Record Date will be entitled to one vote on each matter to which they are entitled to vote for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of beneficial interest issued and outstanding of each Portfolio of the Trust at the close of business on the Record Date:

Portfolio	Outstanding Shares
FISH: Series C	49,186,718
FISH: Series M	49,661,536
FISH: Series R	747,793
Allianz Dresdner Daily Asset Fund	205,122,713

At the Meeting, shareholders of each Portfolio will have equal voting rights (i.e., one vote per share). The shareholders will have the right to vote on the election of Hans W. Kertess, John J. Dalessandro II, R. Peter Sullivan III and David C. Flattum as Trustees of the Trust.

You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Trust at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

The principal executive offices of the Trust are located at 1345 Avenue of the Americas, New York, New York 10105. PA Fund Management LLC (the "Manager") serves as the investment manager of the Trust. The Manager retains its affiliate, Pacific Investment Management Company LLC ("PIMCO"), to serve as the sub-adviser of the FISH: Series C, FISH: Series M and FISH: Series R. The Manager retains its affiliate, Dresdner Advisors LLC ("Dresdner Advisors" and, together with PIMCO, the "Sub-Advisers"), to serve as the sub-adviser of the Allianz Dresdner Daily Asset Fund. Additional information regarding the Manager, PIMCO and Dresdner Advisors may be found under "Additional Information — Investment Manager and Portfolio Managers" below.

The solicitation will be by mail primarily and the cost of soliciting proxies for the trust will be borne by PA Managed Accounts LLC ("PAMA"), an affiliate of the Manager. Certain officers of the Trust and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by PAMA.

As of November 30, 2004, the Trustees and nominees and the officers of the Trust as a group and individually beneficially owned less than one percent (1%) of any Portfolio's outstanding shares and, to the knowledge of the Trust, no person beneficially owned more than five percent (5%) of the outstanding shares of FISH: Series C, FISH: Series M and FISH: Series R Portfolios. As of November 30, 2004, the following shareholders beneficially owned or were the record owners of more than (5%) of the outstanding shares of the Allianz Dresdner Daily Asset Fund:

Dresdner Bank Frankfurt Juergen Pnto Platy One Frankfurt, Germany	74	%*
State of Florida Public Employee 1801 Hermitage Blvd, Suite 100 Tallahassee, FL 32308-7743	24%

*	For purposes of the Investment Company Act of 1940, a person that beneficially owns more than 25% of the outstanding voting shares of a Portfolio is deemed to control the Portfolio.

PROPOSAL: ELECTION OF TRUSTEES

Currently, Paul Belica and Robert Connor are the Trustees. At a meeting held in November 2004, the Board determined to increase the size of the Board from two to six and the Nominating Committee recommended that Messrs. Dalessandro, Kertess, Sullivan and Flattum be nominated for election by the shareholders of the Trust.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for each nominee named in this proxy statement. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Trust.

Name, Address*, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Independent Trustees/Nominees**
Paul Belica Age 83	Trustee	Since inception (March 2000)	Trustee, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II and PIMCO Floating Rate Income Fund; Director, Municipal Advantage Fund Inc.; Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, senior executive and member of the Board of Smith Barney, Harris Upham & Co., and the CEO of five State of New York agencies.
				20	None.

Name, Address*, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Robert E. Connor Age 70	Trustee	Since 2000	Trustee, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO High Income Fund, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund; Director, Municipal Advantage Fund, Inc.; Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Salomon Smith Barney Inc.	21	None.
John J. Dalessandro II Age 67	N/A	N/A	Trustee, PIMCO Municipal Income Fund, PIMCO Corporate Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO High Income Fund, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
				16	None.

Name, Address*, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Hans W. Kertess Age 65	N/A	N/A	President, H. Kertess & Co.; Trustee, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
				16	None.
R. Peter Sullivan III Age 63	N/A	N/A	Trustee, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO Corporate Opportunity Fund, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II and PIMCO Floating Rate Income Fund. Formerly, Managing Partner, Wagner Stott Mercator (a/k/a Bear Wagner Specialists LLC) (NYSE specialist firm).	15	None.

Name, Address*, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Interested Nominee†
David C. Flattum Age: 40	N/A	N/A	Managing Director, Chief Operating Officer, General Counsel and member of the Management Board, Allianz Global Investors of America L.P. ("AGI"); Member of Management Board, PA Fund Management LLC; Trustee, PIMCO Funds: Multi-Manager Series, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund and PIMCO Floating Rate Income Fund; Director, Municipal Advantage Fund. Formerly, Managing Director, General Counsel, Head of Corporate Functions and member of Management Board of AGI; Partner, Latham & Watkins LLP (1998-2001).
				53	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	"Independent Trustees" or "Independent Nominees" are those Trustees or nominees who are not "interested persons," of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). "Interested Trustees" or "Interested Nominees" are those who are "interested persons" of the Trust.

†	Mr. Flattum is an "interested person" of the Trust due to his affiliation with AGI and the Manager. In addition to Mr. Flattum's positions with affiliated persons of the Trust set forth in the table above, he holds the following positions with affiliated persons: Director of PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz Global Investors U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P., Allianz Pac-Life Partners LLC, PA Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

The following table states the dollar range of equity securities beneficially owned as of November 30, 2004 by each Trustee and nominee of the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies", including the Trust.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Trust*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Paul Belica	None.	Over $100,000.
Robert E. Connor	None.	None.
Hans W. Kertess	None.	None.
R. Peter Sullivan III	None.	None.
John J. Dalessandro II	None.	None.
Interested Nominee
David C. Flattum	None.	Over $100,000.

*	Securities are valued as of November 30, 2004.

To the knowledge of the Trust, as of November 30, 2004, Trustees and nominees who are or will be Independent Trustees and their immediately family members, did not own securities of an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Compensation.    The Trustees currently receive $2,000 per year ($500 per quarterly board meeting). No additional compensation is provided for attendance at meetings of the Board committees on which a Trustee serves. Trustees are also reimbursed for meeting-related expenses. On December 14, 2004, the Board of Trustees approved a new compensation schedule, which will become effective on January 1, 2005. Under the new schedule, with respect to FISH: Series C, FISH: Series M and FISH: Series R, each Trustee will receive (i) $2,000 per quarterly board meeting, (ii) $1,000 for each board meeting in excess of four per year if the meetings are attended in person and (iii) $500 for each telephonic meeting. With respect to the Allianz Dresdner Daily Asset Fund, each Trustee will receive (i) $1,000 per quarterly board meeting, (ii) $500 for each board meeting in excess of four per year if the meetings are attended in person and (iii) $250 for each telephonic meeting. In addition, each Trustee who serves as a member of the Audit Oversight Committee will receive an additional $250 per meeting. The Trust's Independent Chairman, if any, will annually receive an additional $500 per year. The Audit Oversight Committee Chairman will receive an additional $250 per year.

The Trust does not provide any pension or other retirement benefits to its Trustees.

The following table provides information concerning the compensation paid to the Trustees by (i) the Trust for the fiscal year ended October 31, 2004 and (ii) the Trust and other funds in the same "Fund Complex" as the Trust. Each officer and Trustee, such as Mr. Flattum (if elected), who is a director, officer, partner, member or employee of the Manager, PIMCO, Dresdner Advisors, or any entity controlling, controlled by or under common control with the Manager, PIMCO or Dresdner Advisors serves without any compensation from the Trust.

Compensation Table

Name of Trustee/Nominee*	Aggregate Compensation from the Trust for the Fiscal Year Ended October 31, 2004	Total Compensation from the Trust and Fund Complex Paid to Trustees/Nominees for the Fiscal Year Ended October 31, 2004**
Paul Belica	$2,000	$140,480
Robert E. Connor	$2,000	$150,486
Hans W. Kertess	N/A	$141,887
R. Peter Sullivan III	N/A	$ 70,213
John J. Dalessandro II	N/A	$111,000

*	Mr. Flattum will not receive compensation from the Trust for his services as Trustee.

**	In addition to the Trust, during the most recently completed fiscal year, each Trustee and nominee served as a Trustee or director of several closed-end and/or open-end investment companies advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Trust.

The Trust has no employees. Its officers are compensated by the Manager, PIMCO, Dresdner Advisors or one of their affiliates.

Board Committees and Meetings.

Audit Oversight Committee.    The Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), consisting of Messrs. Belica and Connor, each of whom is an Independent Trustee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Trust and, among other things, determines the selection of an independent registered public accounting firm for the Trust and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Trust and services to be performed by the auditors for certain affiliates, including the Manager, PIMCO, Dresdner Advisors and entities in a control relationship with the Manager, PIMCO or Dresdner Advisors that provide services to the Trust where the engagement relates directly to the operations and financial reporting of the Trust. The Committee considers the possible effect of those services on the independence of the Trust's independent registered public accounting firm. The Board has adopted a written charter for its Audit Oversight Committee.

Nominating Committee.    The Board has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica and Connor. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Board has adopted a written charter for its Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A.

Qualifications, Evaluation and Identification of Trustee Nominees.    The Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser or sub-advisers,

(iv) the Trust's shareholders and (v) any other source the Nominating Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Trust's expense to identity potential candidates.

Consideration of Candidates Recommended by Shareholders.    The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Trust's Nominating Committee Charter. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Because the Trust does not hold annual or other regular meetings of shareholders for the purposes of electing Trustees, the Nominating Committee will accept shareholder recommendations on a continuous basis. Once each quarter, if any shareholder recommendations have been received by the Trust's Secretary during the quarter, the Secretary will inform the Nominating Committee of the new shareholder recommendations. All shareholder recommendations properly submitted to the Trust will be held by the Secretary until such time as (i) the Nominating Committee convenes to consider candidates to fill Board vacancies or newly created Board positions or (ii) after consideration, the Nominating Committee instructs the Secretary to discard the recommendation. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter, which is attached to this proxy statement as Exhibit A, for details.

The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

Recommendation of Nominees.    The Independent Trustees recommended Messrs. Kertess, Dalessandro and Sullivan, and the Manager recommended Mr. Flattum, as candidates for nomination as Trustees of the Trust and Messrs. Kertess, Dalessandro, Sullivan and Flattum were nominated by the Nominating Committee and the full Board.

Valuation Committee.    The Board has a Valuation Committee which consists of Messrs. Belica and Connor. The Board has delegated to the Committee, pursuant to procedures adopted by the Board, the responsibility to determine or cause to be determined the fair value of the Trust's portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves, procedures for the valuation of Trust's portfolio securities and periodically reviews information from the Manager, PIMCO or Dresdner Advisors regarding fair value and liquidity determination made pursuant to Board-approved procedures, and make related recommendations to the full Board and assist the full Board in resolving particular valuation matters.

Meetings.    During the fiscal year ended October 31, 2004, the Board of Trustees held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session twice during such fiscal year. The Valuation and Nominating Committees did not meet in separate session. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended October 31, 2004.

Shareholder Communications with the Board of Trustees.    The Board of Trustees has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, c/o Brian Shlissel, President of Fixed Income SHares, PA Fund Management LLC, 1345 Avenue of the Americas, NY, NY 10105. Shareholder communications must (i) be in writing and be signed by the shareholder and (ii) identify the Portfolio and number of shares held by the shareholder. The President of the Trust is responsible for reviewing properly submitted shareholder communications. The President shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Trustees are not required to attend the Trust's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Required Vote.    Election of Messrs. Kertess, Dalessandro, Sullivan and Flattum to the Board of Trustees will require the affirmative vote of a plurality of the votes of shareholders cast in the election of Trustees at the Meeting, in person or by proxy.

The Board of Trustees Unanimously Recommends that You Vote FOR this Proposal.

ADDITIONAL INFORMATION

Executive and Other Officers of the Trust.    The table below provides certain information concerning the executive officers of the Trust and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Trust who are principals, officers, members or employees of the Manager, PIMCO and Dresdner Advisors are not compensated by the Trust. Unless otherwise noted, the address of all officers is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel Age 40	President and Chief Executive Officer	Since December 2002. Formerly, President & Treasurer, December 2000 – December 2002.	Executive Vice President and Chief Administrative Officer, PA Fund Management LLC; Trustee, President and Chief Executive Officer, PIMCO Advisors VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and Municipal Advantage Fund, Inc.
Newton B. Schott, Jr. 2187 Atlantic Street Stamford, CT 06902 Age 62	Vice President	Since December 2004. Formerly, Secretary, March 2000 – December 2004.	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PA Distributors LLC; Managing Director, Chief Legal Officer and Secretary, PA Fund Management LLC; Vice President and Secretary, PIMCO Funds: Multi-Manager Series; Vice President, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund; Executive Vice President, Municipal Advantage Fund, Inc.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Lawrence G. Altadonna Age 38	Treasurer; Principal Financial and Accounting Officer	Since December 2002	Senior Vice President, PA Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and Municipal Advantage Fund, Inc.; Treasurer, Fixed Income SHares and PIMCO Advisors VIT. Formerly, Director of Fund Administration, Prudential Investments.
Thomas J. Fuccillo Age 36	Secretary	Since December 2004	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, Municipal Advantage Fund Inc., Fixed Income SHares and PIMCO Advisors VIT. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1993-2004).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Youse Guia 888 San Clemente Drive Newport Beach, CA 92660 Age 32	Chief Compliance Officer	Since September 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, PIMCO Funds: Multi-Manager Series, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, Municipal Advantage Fund, Inc, Fixed Income SHares and PIMCO Advisors VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of American L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).
Jennifer Patula Age 26	Assistant Secretary	Since February 2004	Assistant Secretary, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, Municipal Advantage Fund, Inc., Fixed Income SHares and PIMCO Advisors VIT.

Investment Manager and Portfolio Managers.    The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Portfolios. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Portfolios and its business affairs and other administrative matters. The Manager retains its affiliate, PIMCO, as sub-adviser to manage the investments of the FISH: Series C, FISH: Series M and FISH: Series R. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. The Manager retains its affiliate, Dresdner Advisors, to manage the investments of the Allianz Dresdner Daily Asset Fund. Dresdner Advisors is located at 1301 Avenue of the Americas, New York, New York 10019. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company. Dresdner Advisors is a wholly-owned direct subsidiary of Allianz AG.

Principal Underwriter.    PA Distributors LLC ("PAD"), located at 2187 Atlantic Street, Stamford, CT 06902, is the principal underwriter of the Trust. PAD is an indirect subsidiary of Allianz Global Investors of America L.P. ("AGI").

Regulatory and Litigation Matters.    On September 13, 2004, the Securities and Exchange Commission (the "SEC") announced that the Manager, PAD and certain of their affiliates had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end funds advised or distributed by the Manager, PAD or certain of their affiliates. In the SEC settlement, the Manager, PAD and an advisory affiliate consented to the entry of an order by the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Manager, PAD and their affiliate agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Manager, PAD and their affiliate have been dismissed from the related complaint filed by the SEC on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Portfolios.

In a related action on June 1, 2004, the Attorney General of the State of New Jersey (the "NJAG") announced that it had entered into a settlement agreement with PAD, an advisory affiliate of PAD, and AGI (formerly Allianz Dresdner Asset Management of America L.P.), an indirect parent of the Manager, in connection with a complaint filed by the NJAG. The NJAG dismissed claims against PIMCO, which had been filed as part of the same complaint. In the settlement, AGI, PAD and the other named affiliate neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the SEC order regarding market-timing described above.

On September 15, 2004, the SEC announced that the Manager, PAD and an advisory affiliate had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Manager, PAD and their affiliate material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the SEC, the Manager, PAD and their affiliate consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with the settlement, the Manager, PAD and their affiliate agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Manager, PAD and their affiliate agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with PAD in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that

PAD violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, PAD did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the SEC order nor the California Attorney General's complaint alleges any inappropriate activity took place with respect to the Portfolios.

Since February 2004, the Manager, PAD and certain of their affiliates, including one or more of the Sub-Advisers, and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four of those lawsuits concern "revenue sharing" with allegations of brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Trust has been named in four of the market timing class actions. The Manager, the Sub-Advisers and PAD believe that other similar lawsuits may be filed in federal or state courts naming as defendants the Manager, the Sub-Advisers, PAD, the Trust, other open- and closed-end funds advised or distributed by the Manager, the Sub-Advisers, PAD and/or their affiliates, the boards of trustees of those funds, and/or other affiliates and their employees.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager, any Sub-Adviser, PAD, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement described above under Section 9(a), the Manager, the Sub-Advisers, PAD, and certain of their affiliates (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could lead to increased Portfolio redemptions or other adverse consequences to the Portfolios and their shareholders. However, the Manager, the Sub-Advisers and PAD believe that these matters are not likely to have a material adverse effect on the Portfolios or on their ability to perform their respective administration, investment advisory or distribution services relating to the Portfolios.

The foregoing speaks only as of the date of this Proxy Statement. There may be additional litigation on regulatory developments in connection with the matters discussed above.

Independent Registered Public Accounting Firm.    The Audit Oversight Committee unanimously selected PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Trust for its current fiscal year. PwC served as the independent registered public accounting firm of the Trust for its last fiscal year and also serves as the auditor of various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser. PwC is located at 1055 Broadway, Kansas City, MO 64105. The Trust knows of no direct financial or material indirect financial interest of PwC in the Trust.

A representative of PwC, if requested by any shareholder, will be present via the telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so.

The Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Trust's independent registered public accounting firm. Under the policies, on an annual basis, the Trust's Audit Oversight Committee reviews and pre-approves proposed audit and permitted audit services to be performed by the independent registered public accounting firm on behalf of the Trust. The President of the Trust also pre-approves any permitted non-audit services to be provided to the Trust.

In addition, the Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, PIMCO, Dresdner Advisors and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Trust (together, the "Accounting Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Trust), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

The Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Trust or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of the Trust's Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or other delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Trust or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the "de minimis exception").

Audit Fees.    Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each of the Trust's two last fiscal years, the Audit Fees billed by PwC for these services are shown in the table below:

Fiscal Year Ending	Audit Fees
October 31, 2004	$50,875
October 31, 2003	$34,324

Audit-Related Fees.    Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" above, including accounting consultations, agreed-upon procedures, attestation reports and comfort letters. The table below shows, for the fiscal years indicated, the Audit-Related Fees billed by PwC to the Trust. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Trust's Accounting Affiliates for audit-related services related directly to the operations and financial reporting of the Trust.

Fiscal Year Ending	Audit-Related Fees
October 31, 2004	$23,000
October 31, 2003	$10,230

Tax Fees.    Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the fiscal years indicated, the Tax Fees billed by PwC for these services rendered to the Trust. During those fiscal years, there were no Tax Fees billed by PwC to the Trust's Accounting Affiliates related directly to the operations and financial reporting of the Trust.

Fiscal Year Ending	Tax Fees
October 31, 2004	$14,400
October 31, 2003	$5,000

All Other Fees.    All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." For the Trust's last two fiscal years, no All Other Fees were billed by PwC for service rendered to the Trust or the Accounting Affiliates.

During the periods indicated in the table above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by PwC, for the fiscal years indicated, for services rendered to the Trust and the Trust's Accounting Affiliates are shown in the table below:

Fiscal Year Ended	Non-Audit Fees for Trust	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
October 31, 2004	$37,400	$3,029,109	$3,066,509
October 31, 2003	$5,230	$3,580,250	$3,595,480

The Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Trust's Accounting Affiliates that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Trust) were compatible with maintaining the independence of PwC as the Trust's principal independent registered public accounting firm.

Other Business.    As of the date of this Proxy Statement, the Trust's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.    A quorum at the Meeting will consist of the presence in person or by proxy of forty percent (40%) of the total shares of the Trust entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the shares entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by PAMA.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

Shareholder Proposals at Future Meetings.    The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any Future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposal should be submitted to the Trust's principal executive offices to the attention of the Trust's Secretary, with a copy to Joseph B. Kittredge, Jr., Esq., Ropes & Gray LLP, One International Place, Boston, MA 02110.

Reports to Shareholders.    The 2004 Annual Reports to shareholders for the Portfolios will be mailed to shareholders on or around December 27, 2004. Additional copies of the Annual Reports and the Portfolio's subsequent semi-annual reports may be obtained without charge from the Trust by calling 1-800-426-0107 or by writing to the Trust at 2187 Atlantic Street, 7th Floor, Stamford, Connecticut 06902.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

December 27, 2004

EXHIBIT A

Nominating Committee Charter

Fixed Income SHares
PIMCO Advisors VIT
PIMCO Funds: Multi-Manager Series
PA Fund Management Sponsored Closed-End Funds
(the "Trusts")

The Boards of Directors/Trustees (the "Boards") of each Trust and respective series thereof (each Trust or series, a "Fund") have adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not "interested persons" of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund's current Directors/Trustees; (ii) the Fund's officers; (iii) the Fund's investment adviser or sub-advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for all Funds other than the PA Fund Management Sponsored Closed-End Funds) and Appendix B (for the PA Fund Management Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Director/Trustee candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for all Funds other than the PA Fund Management Sponsored Closed-End Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee's consideration.

1.	The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Director/Trustee Consideration Meeting") or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an "Interim Evaluation") for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for the PA Fund Management Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1.	The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                               FIXED INCOME SHARES
                         SPECIAL MEETING OF SHAREHOLDERS
              PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of Fixed Income SHares (the "Trust") hereby appoints Newton B. Schott, Jr., Brian S. Shlissel and Lawrence G. Altadonna with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of PA Fund Management LLC, 1345 Avenue of the Americas, 49th Floor,
New York, New York 10105 on January 26, 2005 at 9:00 a.m., Eastern Time, and any
and all postponements or adjournments thereof, at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

                           VOTE THIS PROXY CARD TODAY!

       Your prompt response will save the expense of additional mailings.

                         VOTE OVER THE PHONE OR BY MAIL

        CALL                                                   MAIL
To vote by phone, call toll-free                    Return the signed proxy card
800-780-7386.                                       card in the enclosed postage
                                                    paid envelope.

THE BOARD OF TRUSTEES OF FIXED INCOME SHARES RECOMMENDS A VOTE FOR THE ELECTION
OF ALL NOMINEES:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS

1.   To elect four Trustees of the Trust, each to hold office for the term indicated and until their successors shall have been elected and qualified;
     and Hans W. Kertess; John J. Dalessandro II; R. Peter Sullivan III;
     David C. Flattum

     ____ FOR ALL      ____ WITHHOLD ALL    ____ FOR ALL EXCEPT_________________

                                            INSTRUCTION: To withhold authority
                                            to vote for one of more (but not
                                            all) nominees, mark "FOR ALL EXCEPT"
                                            and write the nominee name(s) on the
                                            line above.

2.   To vote and otherwise represent the undersigned on any matter as may properly come before the Meeting or any adjournments or postponements thereof, in the discretion of the proxies.

     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

(continued from reverse side)

                               FIXED INCOME SHARES

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF
   MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JANUARY 26, 2005.

    IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR ALL NOMINEES.

      As to any other matter, said proxies shall vote in their discretion.

                                     Note: Please sign this Proxy exactly as
                                     your name or names appear on the books of
                                     Fixed Income SHares. When signing as
                                     attorney, trustee, executor, administrator,
                                     custodian, guardian or corporate office,
                                     please give full title. If shares are held
                                     jointly, each holder must sign.

                                     Dated:_____________________________________

                                     -------------------------------------------
                                     Shareholder Signature

                                     -------------------------------------------
                                     Co-owner Signature (if applicable)

PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
POSTAGE PAID ENVELOPE.